VOYAGEUR MUTUAL FUNDS

Delaware Tax-Free New York Fund (the "Fund")

Supplement to the Statement of Additional Information dated December 29, 2017

Effective immediately, Item 6.a. in the Fund's statement of additional information in the section entitled "Investment Objectives, Restrictions, and Policies – Fundamental Investment Restrictions" is removed in its entirety, and the following replaces the information in Item 6 in the same section:

6. Make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Please keep this Supplement for future reference.

This Supplement is dated August 8, 2018.